SCHEDULE 14A

                  Information Required in Proxy Statement

                          Reg. Section 240.14a-101

                          SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                      UNITED SECURITY BANCSHARES, INC.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and
    0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                      UNITED SECURITY BANCSHARES, INC.

TO OUR SHAREHOLDERS:

     We will hold the annual meeting of shareholders of United Security Bancshares, Inc. ("Bancshares"), at 2:00 p.m., local time, on Tuesday, May 2, 2000, at the Pearce Memorial Park Assembly House, 500 Vanity Fair Park Drive, Jackson, Alabama.

     We have enclosed a notice of the meeting, a proxy statement, a proxy and the Annual Report to Shareholders for 1999, and hope that you will study the enclosed material carefully and attend the meeting in person.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy and return it via facsimile (334-636-9606) or in the accompanying envelope as promptly as possible. You may revoke the proxy by voting in person at the meeting, by signing a later dated proxy, or by giving written notice of revocation to the Secretary of Bancshares at any time before the proxy is voted.

                                  Sincerely,

                                  /s/ James L. Miller
                                  ________________________________________
                                      James L. Miller
                                      Chairman of the Board

                                  /s/ R. Terry Phillips
                                  _________________________________________
                                      R. Terry Phillips
                                      President and Chief Executive Officer

April 3, 2000

                      UNITED SECURITY BANCSHARES, INC.

                            131 West Front Street

                             Post Office Box 249

                         Thomasville, Alabama 36784

                           Telephone 334-636-5424

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                to be held on

                                 May 2, 2000

TO THE SHAREHOLDERS OF UNITED SECURITY BANCSHARES, INC.:

     Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Meeting") of United Security Bancshares, Inc. ("Bancshares") will be held at the Pearce Memorial Park Assembly House, 500 Vanity Fair Park Drive, Jackson, Alabama, on Tuesday, May 2, 2000, at 2:00 p.m., local time, for the following purposes:

     (1) To elect 16 directors of Bancshares to serve for the ensuing year;

     (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 24, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

     A complete list of the shareholders of Bancshares will be available and open for examination by any shareholder of Bancshares during ordinary business hours for a period beginning ten days before the meeting.

     All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, sign, and date the enclosed proxy card and send it via facsimile (334-636-9606) or mail it promptly in the envelope provided for that purpose. The proxy may be revoked by your vote in person at the Meeting, by your executing and delivering a later dated proxy, or by your giving written notice to the undersigned Secretary of Bancshares at any time prior to the voting thereof.

                                       By Order of the Board of Directors

                                       /s/ Larry M. Sellers
                                       ________________________
                                           Larry M. Sellers
                                           Secretary

April 3, 2000

                      UNITED SECURITY BANCSHARES, INC.

                            131 West Front Street

                             Post Office Box 249

                         Thomasville, Alabama 36784

                           Telephone 334-636-5424

                               PROXY STATEMENT

                   FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 2, 2000

                                INTRODUCTION

     This Proxy Statement is furnished on or about April 3, 2000 by United Security Bancshares, Inc. ("Bancshares") to the holders of common stock of Bancshares in connection with Bancshares' Annual Meeting of Shareholders, and any adjournments thereof, to be held on Tuesday, May 2, 2000 at 2:00 p.m. The matters to be considered and acted upon are: (1) the election of 16 directors of Bancshares; and (2) the transaction of such other business as may properly come before the meeting. The Board of Directors of Bancshares recommends the election of the 16 director-nominees named in this Proxy Statement.

     The Board of Directors of Bancshares is soliciting the proxy, which is revocable at any time before it is voted. You may revoke the proxy by voting in person at the meeting, by giving written notice to the Secretary of Bancshares or by signing a later-dated proxy. We must, however, actually receive the later-dated proxy or revocation befohe shareholders. We will vote all properly executed proxies delivered pursuant to this solicitation at the meeting and in accordance with instructions, if any. If no instructions are given, we will vote the proxies FOR item 1 on the proxy form and in accordance with the instructions of management as to any other matters that may come before the meeting.

     Bancshares will pay the cost of soliciting proxies. In addition to the use of the mails, we may solicit proxies by personal interview, telephone, facsimile and telegraph. Banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. Bancshares will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

Bancshares and its Subsidiaries

     Bancshares is a bank holding company registered under the Bank Holding Company Act of 1956, with assets of approximately $477 million. We operate one banking subsidiary in Alabama, First United Security Bank, a bank organized and existing under the laws of Alabama ("First United Security" or the "Bank"), with eighteen banking offices. At December 31, 1999, First United Security accounted for substantially all of Bancshares' consolidated assets.

     Bancshares also owns all the stock of First Security Courier
Corporation, Inc. ("First Security"), an Alabama corporation organized to provide certain bank courier services. The Bank owns all the stock of Acceptance Loan Company, Inc. ("ALC"), which provides consumer loans and purchases consumer loans from vendors.

     Bancshares derives substantially all of its income from dividends from First United Security Bank. Banking laws restrict the amount of dividends that First United Security Bank may pay to Bancshares without regulatory approval.

Shareholders Eligible to Vote

     We are sending this Proxy Statement to shareholders of record as of the s on March 24, 2000. Only shareholders as of such date are eligible to vote at the meeting.

                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     As of January 31, 2000, Bancshares had issued 3,634,381 shares of common stock, of which 3,570,381 were outstanding, with approximately 1,013 holders of record. Bancshares also holds 64,000 shares as treasury stock. We currently have 10,000,000 shares of common stock, par value $.01 per share, authorized for issuance.

     Principal Shareholder      Shares Owned(1)     Percent Owned
     _____________________      _______________     _____________
     John C. Gordon                214,441(2)            6.01%
     P. O. Box 238
     Grove Hill, Alabama 36451

(1) Based on information furnished by Mr. Gordon. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or to dispose or direct the disposition of the shares, whether or not he has any economic interest in the shares.

(2) Includes 5,280 shares owned jointly with Mr. Gordon's wife, 88,895 shares owned by the estate of Mr. Gordon's late aunt, of which estate Mr. Gordon is executor, and 72,209 shares owned by Mr. Gordon's mother and with respect to which Mr. Gordon shares a power of attorney to vote the shares. Also, includes 50 shares owned by Mr. Gordon's minor son and 50 shares owned by Mr. Gordon's minor daughter. Mr. Gordon has sole voting and dispositive power for 136,952 shares.

Security Ownership of Management

     The following table indicates for each director the number of shares of outstanding Common Stock of Bancshares beneficially owned.

                                                    Number and Percent of
                                                    Shares of Common Stock
      Name                                         Owned at January 31, 2000
      ____                                         _________________________
Dan R. Barlow                                             14,780(1)
                                                             *

Linda H. Breedlove                                         3,499
                                                             *

Gerald P. Corgill                                         75,882(2)
                                                            2.13%

Roy G. Cowan                                              23,624(3)
                                                             *

Wayne C. Curtis                                               -0-

John C. Gordon                                           214,441(4)
                                                            6.01%

William G. Harrison                                       28,175(5)
                                                             *

Fred L. Huggins                                            8,498(6)
                                                             *

Hardie B. Kimbrough                                       16,519(7)
                                                             *

Jack W. Meigs                                                100
                                                             *

R. Terry Phillips                                          2,100(8)
                                                             *

Ray Sheffield                                             29,000(9)
                                                             *

James C. Stanley                                           5,000(10)
                                                             *

Clarence Watters                                          16,250(11)
                                                             *

Howard M. Whitted                                          4,800
                                                             *

Bruce N. Wilson                                            7,320(12)
                                                             *
All directors and executive officers                     465,049
as a group (19 persons,
including the persons named above)                         13.03%

*   Represents less than one percent of the outstanding shares.

     (1) Includes 274 shares owned by Mr. Barlow's spouse. Mr. Barlow disclaims beneficial ownership of such shares.

     (2) Includes 52,536 shares owned by Mr. Corgill's spouse. Mr. Corgill disclaims beneficial ownership of such 52,536 shares. Also includes 2,394 shares owned by Dozier Hardware Company, of which Mr. Corgill is President. Also includes 3,620 shares owned by Dozier Hardware Profit Sharing Plan & Trust.

     (3) Includes 23,424 owned by Dr. Cowan's spouse, and Dr. Cowan disclaims beneficial ownership of such shares.

     (4) Includes 88,895 shares owned by the Estate of Mr. Gordon's aunt with respect to which Mr. Gordon is executor and 72,209 shares owned by Mr. Gordon's mother and with respect to which Mr. Gordon shares a power of attorney to vote the shares. Includes 5,280 shares with respect to which Mr. Gordon shares voting and investment power. Includes 50 shares owned by Mr. Gordon's minor son and includes 50 shares owned by Mr. Gordon's minor daughter.

     (5) Includes 264 shares with respect to which Mr. Harrison is co-executor for his father's estate.

     (6) Includes 2,332 shares with respect to which Mr. Huggins shares investment and voting power.

     (7) Includes 140 shares with respect to which Mr. Kimbrough shares voting and investment power. Also includes 736 shares owned by Mr. Kimbrough's spouse with respect to which Mr. Kimbrough disclaims beneficial ownership.

     (8) Includes 50 shares with respect to which Mr. Phillips shares voting and investment powers. Also includes 2,050 shares which could be acquired within 60 days pursuant to stock options.

     (9)   Mr. Sheffield shares voting and iwith respect to 24,343 shares.

    (10) Includes 4,800 shares held by the James C. Stanley Trust, of which Dr. Stanley is the Trustee.

    (11) Includes 8,000 shares owned by Mr. Watters' spouse. Mr. Watters disclaims beneficial ownership of such shares. Includes 150 shares with respect to which Mr. Watters shares voting power.

    (12) Includes 1,272 shares with respect to which Mr. Wilson shares voting power. Includes 50 shares owned by Mr. Wilson's minor son and includes 50 shares owned by Mr. Wilson's minor daughter.

                            ELECTION OF DIRECTORS

     Bancshares recommends that the shareholders elect the 16 persons named below to hold office until the 2001 annual meeting of shareholders of Bancshares or until their successors are elected and qualified. All director-nominees are proposed for election for a term of one year. Unless "Withhold Authority" is noted as to all or some of the nominees, proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of Directors of the 16 nominees.

     If, before the voting at the annual meeting, any person to be elected a director is unable to serve, the shares that would otherwise be voted for such person may be voted for the election of such substitute as the members of the board of directors may recommend. Bancshares management knows of no reason why any person would be unable to serve as a director.

     The following table provides certain biographical information about the persons who have been nominated for election as directors of Bancshares. All of these persons are currently directors of Bancshares, and are, with the exception of Mr. Curtis, also directors of First United Security Bank. Bancshares, as the sole shareholder of First United Security Bank, intends to reelect all directors of Bancshares as directors of First United Security Bank except Dr. Curtis. Mr. Miller is currently the chairman of the Board of Bancshares, and Mr. Huggins is the chairman of the Board of First United Security Bank. Information regarding the executive officers of Bancshares and First United Security Bank who are not directors is also provided.



Name, Age and Year
First Became Director    Position With                Principal Occupation for
or Executive Officer     Bancshares                   Last Five Years
---------------------    -------------                -----------------------

Dan R. Barlow            Director                     Bank Officer
     58, 1997

Linda H. Breedlove       Director                     Co-publisher of "The South
     56, 1997                                         Alabamian"

Gerald P. Corgill        Director                     President of Dozier Hardware
     58, 1985                                         Company

Roy G. Cowan             Director                     Dentist (Retired)
     66, 1990

Wayne C. Curtis,         Director                     Director of Education and Regula-
     60, 2000                                         tory Affairs, Community Bankers
                                                      Association of Alabama since
                                                      1999; Assistant  Superintendent
                                                      and Superintendent of Alabama
                                                      Banks from 1995 to 1999; Dean and
                                                      Eminent Scholar in Banking, Troy
                                                      State University from 1994 to
                                                      1995 (Retired)

John C. Gordon,           Director                    Teacher; Forestry, timberland and
     42, 1997                                         investment services

William G. Harrison       Director                    Timber Harvesting; Trucking and
     53, 1976                                         Computer Operator

Fred L. Huggins           Director, Chairman          Banking (Retired)
     64, 1997             of the Board of
                          Directors of First
                          United Security Bank

Hardie B. Kimbrough       Director                    Attorney; Retired Presiding
     62, 1986                                         Judge, First Judicial Circuit of
                                                      the State of Alabama

Jack W. Meigs             Director                    Circuit Judge
     42, 1997

Ray Sheffield             Director                    President of Deas Insurance
     62, 1997

James C. Stanley          Director                    Dentist (Retired)
     63, 1978

R. Terry Phillips         President, Chief            President and Chief Executive
     46, 1999             Executive Officer,          Officer of First United Security
                          and Director                Bank since January 1999; President
                                                      and CEO of First Community Bank,
                                                      Chatom, AL until January, 1999

Clarence Watters          Director                    Probate Judge of Clarke County
     68, 1997

Howard M. Whitted         Director                    Industrial Forester, Weyerhauser
     55, 1985                                         Co. (forest products and container
                                                      board manufacturer)

Bruce N. Wilson           Director                    Attorney
     45, 1997

EXECUTIVE OFFICERS WHO
ARE NOT ALSO DIRECTORS
Larry M. Sellers,         Vice President/Secretary/   Vice President/Secretary/
     51, 1984             Treasurer of Bancshares     Treasurer of Bancshares and
                                                      Senior Executive Vice President and
                                                      Chief Administrative Officer of
                                                      First United Security Bank

William D. Morgan,        Assistant Secretary         Bank Officer
     50, 2000

Robert Steen,             Assistant Treasurer         Bank Officer
     51, 2000


     The Boards of Directors of Bancshares and First United Security Bank conduct their business through meetings of the boards and through their committees. During 1999, the Board of Directors of Bancshares met twelve times and the Board of First United Security Bank met twelve times. In 1999, each director attended at least 75% of the meetings of the Board of Directors.

     We have no nominating committee or other committee performing similar functions of the Board of Directors of First United Security Bank. First United Security Bank's Board has an audit committee which functions to ensure that the Bank's and Bancshares' financial statements presendition of the Bank and Bancshares, to determine that adequate accounting and operational controls are in place to protect First United Security Bank's and Bancshares' assets, to report to the Board of Directors of the Bank any of its findings, and to ensure that the affairs of the Bank and Bancshares are being conducted in accordance with policy and regulatory and legal requirements. The members of the audit committee are Roy G. Cowan, Chairman, Hardie B. Kimbrough, James
C. Stanley, Linda H. Breedlove, John C. Gordon and Jack W. Meigs. During 1999, the audit committee met four times. First United Security Bank's Board has a compensation committee which reviews officers' salaries, benefits, incentive programs and other items of compensation. The members of the compensation committee are Bruce N. Wilson, Chairman, Howard Whitted, Gerald
P. Corgill, Linda H. Breedlove, and Clarence Watters. R. Terry Phillips and Larry M. Sellers serve in a non-voting ex-officio capacity. The compensation committee met two times in 1999.

     The directors of Bancshares receive $600 per month for service as directors, with the exception of the Chairman of the Board, who receives $900 per month. The Directors of Bancshares who also serve as directors of First United Security Bank, receive a fee of $400 per regular board meeting of First United Security Bank. Outside members of committees of Bancshares and First United Security Bank receive fees of $100 per meeting attended.

                         COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Bancshares, and persons who own more than 10% of a registered class of Bancshares' equity securities, to file with the Securities and Exchange Commission the initial reports of ownership and reports of changes in ownership of common stock of Bancshares. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Bancshares with copies 6(a) forms they file.

     To Bancshares' knowledge, based solely on review of the copies of such reports furnished to Bancshares and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that one report covering one transaction was filed late by Mr. Kimbrough.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of Bancshares and First United Security Bank and their associates were customers of, and had transactions with, First United Security Bank in the ordinary course of business since the beginning of the last fiscal year, and additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risks of collectibility or present other unfavorable features.

     During 1999, the law firms of Wilson & Drinkard, of which Bruce N. Wilson, a director of Bancshares, is a partner, and Gilmore & Gilmore, of which Hardie B. Kimbrough, a director of Bancshares, is Of Counsel, rendered various legal services to Bancshares and its subsidiaries.

                        COMPENSATION COMMITTEE REPORT

     The Committee consists of five outside directors and also includes the chief executive officer and senior executive officer who serve in a non-voting ex officio capacity. The committee is responsible for establishing and administering Bancshares' and First United Security's executive compensation program.

     The Committee has been provided with competitive pay and performance information by outside sources. First United Security's staff provided additional analysis that was used by the Committee. In structuring tgrams, the Committee has been advised by external legal counsel, as well as Bancshares' staff, on plan design.

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of First United Security's Chief Executive Officer and other senior executives.

Compensation Philosophy and Objectives

     The Committee believes that compensation of Bancshares' or First United Security's key executives should:

     --  link rewards to business results and stockholders' returns,

     -- encourage creation of stockholders' value and achievement of strategic objectives,

     -- maintain an appropriate balance between salary and incentive opportunity,

     --  attract and retain, on a long-term basis, high caliber personnel,

     -- provide a total compensation opportunity that is competitive with the banking industry, taking into account relative company size and performance as well as individual responsibilities and performance, and

     --  continue to provide compensation that is tax deductible.

Key Elements of Executive Compensation

     Bancshares' and First United Security's existing executive compensation program consists of three elements: Base Pay, Incentives and Stock Options. Payment of the incentive depends on performance measured against annual objectives as described below.

Base Pay

     -- Salary structures are targeted to average pay levels of other regional banks of similar size and structure. Individual base pay within the structures is based on sustained individual performance toward achieving USB's goals and objectives.

     --  Executive salaries are reviewed annually.

Incentives

     -- The incentive plan is an annual cash incentive plan that links incentives to performance results of the prior year. Awards are based on three components: corporate results, bank operating results and individual performance.

     -- Operating and financial targets are set at the beginning of each year. Targets include a variety of elements such as: loan growth, expense control, income generation, return on average assets
         (ROAA), return on average equity (ROAE), and loan portfolio performance. Results are measured against annual business plan objectives and against industry standards.

     -- Actual individual incentives depend on assessments of individual success in meeting targets.

Stock Options

Stock options are granted for two primary reasons:

     -- The Committee believes stock options associate executive compensation with shareholders' interest, since no rewards are realized unless the stock value increases.

     -- Stock options are the most common type of long-term incentive among banks and bank holding companies, and they enable First United Security to be competitive in retaining qualified management.

United Security's Long-Term Incentive Compensation Plan was approved by shareholders in 1997. This Plan provides for the issuance of up to 60,000 shares of Bancshares' common stock. During 1997, options for 57,350 shares were granted and were exercisable. They were made available to all First United Security employees. During 1998, options for 600 shares were granted to two executive officers of ALC, and in 1999, options for 2,050 shares were granted to the Company's Chief Executive Officer. The options were issued at the fair market value of Bancshares' common stock on the date of the grant and expire five years after the date of the grant.

1999 CEO Compensation

     Due to the untimely death of the Company's Chief Executive Officer, Jack
M. Wainwright, III, on August 29, 1998, the Board of Directors formed a Search Committee to interview candidates for the CEO position. R. Terry Phillips was selected, was approved by the full board of directors, and executed an employment agreement effective January 1, 1999. The 1999 base salary of First United Security's new Chief Executive Officer was set through a negotiating process and was part of the three-year employment agreement. The contract also called for an initial bonus that is included in the CEO's 1999 compensation.

     The 1999 incentive compensation for the Chief Executive Officer was based on the same goals and criteria as the incentive for bank loan officers. Bank employees earned a cash incentive based on a minimum return on an average asset goal for the Bank of 1.30% and a minimum return on average equity goal of 14%. The incentive award was based on the actual achievement of 1 and ROAE, respectively. Additionally, the Chief Executive Officer was awarded a cash incentive for his success in reducing other non-interest expense. The Committee's base salary and incentive recommendation for the Chief Executive Officer was reviewed and approved by the full board of directors.

     Based on recommendations to the Committee from the Chief Executive Officer, the 1999 base salaries for the other executive officers were set by the Committee. The Committee reviewed their overall recommendations regarding each named executive officer with the Board of Directors and secured full board approval.

Other Executive Compensation

     First United Security provides programs to executives that are also available to other employees, including The United Security Bancshares, Inc. Employee Stock Ownership Plan, health insurance and stock options. Bancshares provides no pension programs.

     This Report furnished by:

          Bruce N. Wilson (Chairman)
          Linda H. Breedlove
          Clarence Watters
          Howard M. Whitted
          Gerald P. Corgill

Comparative Stock Performance

     The following graph compares cumulative total shareholder returns on Bancshares common stock for the five years ended December 31, 1999, with that of The Standard and Poor's Composite Index ("S&P 500") and a peer group stock performance index defined as follows: 23 independent community banks located in the Southeastern United States (the "Independent Bank Index"). The graph shows the comparative values for $100 invested on December 31, 1994.


                          UNITED SECURITY BANCSHARES, INC.

                            Five Year Performance Index

                                    1994    1995    1996    1997    1998   1999

UNITED SECURITY BANCSHARES, INC.     100     108     151     397     384     284
INDEPENDENT BANK INDEX               100     122     155     235     246     222
S&P 500 INDEX                        100     141     174     213     300     542


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer-company director interlocks existed for 1999. During 1999, R. Terry Phillips, President and Chief Executive Officer, and Larry M. Sellers, Senior Executive Vice-President, were ex officio non-voting members of the compensation committee. They participated only in compensation recommendations, discussions and decisions involving Company officers other than themselves.

                     EXECUTIVE COMPENSATION AND BENEFITS

     The following table indicates all compensation paid by Bancshares or First United Security Bank for services rendered to Bancshares or First United Security Bank during 1999 by R. Terry Phillips, Larry M. Sellers, Dan
R. Barlow, William D. Morgan and Robert Steen, the executive officers whose total cash compensation exceeded $100,000.


                         SUMMARY COMPENSATION TABLE
                                                                                        Securities
                                                                                        Underlying
Name/Title                         Year        Salary        Bonus(2)       Other(3)      Options
__________                         ____     ___________     __________     __________   __________
R. Terry Phillips                  1999     $185,000.00     $72,637.00     $15,372.00      2,050
President & Chief
Executive Officer (1)
of Bancshares and First
United Security Bank

Larry M. Sellers                   1999     $ 97,500.00     $25,106.00     $14,486.00      4,685
Vice-President/Secretary/          1998       93,000.00      32,187.00      16,668.48
Treasurer of Bancshares and        1997       88,640.24      30,831.18      13,063.11
Senior Executive Vice-President
and Chief Administrative Officer
of First United Security Bank

Dan R. Barlow                      1999     $ 84,000.00     $26,040.16     $22,762.01
Executive Vice President of        1998       82,000.00      26,035.00      20,079.82
First United Security Bank and
Director Bancshares and First
United Security Bank

William D. Morgan                  1999     $ 84,000.00     $18,270.03     $11,445.78     4,000
Assistant Secretary of Bancshares
and Executive Vice-President of
First United Security Bank

Robert Steen                       1999     $ 77,000.00     $19,827.67     $ 8,216.99     4,000
Assistant Treasurer of Bancshares
and Executive Vice-President of
First United Security Bank


(1) Bancshares entered into an employment agreement on January 1, 1999, with
    R. Terry Phillips, President and Chief Executive Officer, which provides, among other things, that Mr. Phillips will be employed for a period of three years as President and Chief Executive Officer of First United Security Bank and that he would receive a minimum annual salary of $185,000.00 and a signing bonus of $25,000.00. Mr. Phillips is also eligible to participate in First United Security's incentive compensation plan. Mr. Phillips' employment agreement also provides that he is entitled to receive severance compensation in an amount equal to his average annual salary for the period of the contract if he is terminated for any reason other than his death or disability, his resignation, his conviction of a crime of moral turpitude, or the expiration of his agreement. Also, Mr. Phillips will be entitled to such severance compensation upon any reduction in the level or change in the nature of his responsibilities to Bancshares or First United Security Bank. If Mr. Phillips' employment is terminated due to a change in ownership of the Bank, he will receive three times his annual salary.

(2) Except as noted above, bonuses are earned solely through the incentive compensation program based on (i) a return on average asset goal of two percent; (ii) a return on average equity goal of fifteen percent; and
    (iii) financial incentives based on the performance of the loan portfolio administered by the named officer.

(3) The totals in this column reflect First United Security contributions under The United Security Bancshares, Inc. Employee Stock Ownership Plan, other perquisites, and directors' fees.



              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     At its meeting on June 17, 1999, the Board of Directors of Bancshares, upon recommendation of the Audit Committee of the First United Security Bank Board of Directors, approved the engagement of the accounting firm of Arthur Andersen LLP as the independent public acct Bancshares' financial statements for the year ending December 31, 1999.

     Arthur Andersen LLP will serve as Bancshares' principal independent public accountant for the current year. Representatives of Arthur Andersen are expected to be present at the 2000 Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                          PROPOSALS OF SHAREHOLDERS

     If any shareholder wishes to present a proposal for action at the 2001 Annual Meeting of the shareholders, the shareholder must comply with applicable SEC regulations, including adequate notice to Bancshares. Shareholder proposals submitted to Bancshares in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company's proxy statement) must be received at Bancshares' executive offices on or before December 3, 2000. Pursuant to SEC Rules 14a-4 and 14a-5 (which, among other things, concern the exercise of discretionary voting authority with respect to shareholder proposals other than proposals that have been requested to be included in the company's proxy statement) shareholders are advised that a shareholder proposal will be considered untimely if provided to Bancshares after February 18, 2001. Any proposal must be submitted in writing by Certified Mail-Return Receipt Requested, to United Security Bancshares, Attention: Larry M. Sellers, 131 West Front Street, Post Office Box 249, Thomasville, Alabama 36784.

                                OTHER MATTERS

     We do not know of any matters to be presented for action at the annual meeting other than those listed in the notice of the annual meeting and referred to herein.

     We will furnish without charge to its shareholders, upon written request, a copy of Bancshares' annual report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the Securities and Exchange Commission for the year ended December 31, 1999. Copies of tuch report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to Larry M. Sellers, Treasurer, United Security Bancshares, Inc., 131 West Front Street, Post Office Box 249, Thomasville, Alabama 36784.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT VIA FACSIMILE (334-636-9606) OR IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE TO THE SECRETARY OF BANCSHARES AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND DELIVERING A LATER DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

UNITED SECURITY BANCSHARES, INC.

Thomasville, Alabama

April 3, 2000

<CARD>

[ x ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                             REVOCABLE PROXY
                      UNITED SECURITY BANCSHARES, INC.

                     SOLICITED BY THE BOARD OF DIRECTORS
                      UNITED SECURITY BANCSHARES, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                                 May 2, 2000

    The undersigned hereby appoints James L. Miller and R. Terry Phillips, or _______________________________, or any one of them, proxies for the undersigned, or such other persons as the board of directors of United Security Bancshares, Inc. ("Bancshares") may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of Common Stock of Bancshares, which the undersigned is entitled to vote at the annual meeting of stockholders of Bancshares to be held on May 2, 2000, and at any and all adjournments thereof.

1.   The election of all the nominees              With-     For All
     listed below to serve as directors    For     hold      Except
     until the next annual meeting of
     stockholders or until their           [ ]      [ ]        [ ]
     successors shall be elected and
     qualified.

     NOMINEES:

     Dan R. Barlow                         Hardie B. Kimbrough
     Linda H. Breedlove                    Jack W. Meigs
     John C. Gordon                        Ray Sheffield
     Gerald P. Corgill                     James C. Stanley
     Roy G. Cowan                          R. Terry Phillips
     Wayne C. Curtis                       Clarence Walters
     William G. Harrison                   Howard M. Whitted
     Fred L. Huggins                       Bruce N. Wilson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

______________________________________________________________

2.   In their discretion, to vote on such
     other matters as may properly come         Grant     Withhold
     before the meeting, but which are not    Authority   Authority
     now anticipated, and to vote for the
     election of any person as a director        [ ]         [ ]
     should any persons named in the
     proxy statement to be elected be
     unable to serve or for good cause
     cannot serve.


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please be sure to sign and date                     Date
this Proxy in the box below.


_____________________________________________________________
Stockholder sign above          Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid enveloped provided.

                      UNITED SECURITY BANCSHARES, INC.

                           PLEASE ACT PROMPTLY

                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY

</CARD>